UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): November 17, 2014

LGI HOMES, INC. (Exact name of registrant as specified in its charter)

Delaware	001-36126	46-3088013
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1450 Lake Robbins Drive, Suite 430, The Woodlands, Texas	77380
(Address of principal executive offices)	(Zip Code)
(281) 362-8998
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Purchase Agreement

On November 17, 2014, LGI Homes, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several initial purchasers named therein (collectively, the “Initial Purchasers”), to issue and sell $75,000,000 aggregate principal amount of the Company’s 4.25% Convertible Notes due 2019 (the “Notes”), for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Act”). The Notes will be issued and sold to the Initial Purchasers pursuant to an exemption from the registration requirements of the Act afforded by Section 4(a)(2) of the Act. In addition, the Company granted the Initial Purchasers a 30-day option to purchase up to an additional $10,000,000 in aggregate principal amount of the Notes on the same terms and conditions.

The Purchase Agreement contains customary representations, warranties and covenants by the Company and customary closing conditions. Under the terms of the Purchase Agreement, the Company has agreed to indemnify the Initial Purchasers against certain liabilities.

The description of the Purchase Agreement contained herein is qualified in its entirety by reference to the Purchase Agreement attached as Exhibit 10.01 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01 Other Events.

Offering of the Notes

On November 17, 2014, the Company issued a press release announcing the offering of the Notes. A copy of this press release is filed as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated by reference into this Item 8.01.

Pricing of the Notes

On November 17, 2014, the Company issued a press release announcing the pricing of the Notes. A copy of this press release is filed as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number             Description

10.01
Purchase Agreement dated November 17, 2014, between LGI Homes, Inc. and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several Initial Purchasers listed in Schedule 1 thereto.

99.1        Press Release of LGI Homes dated November 17, 2014, announcing the offering of the Notes.
99.2        Press Release of LGI Homes dated November 17, 2014, announcing the pricing of the Notes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LGI Homes, Inc.

By:	/s/ Charles Merdian
Charles Merdian
Chief Financial Officer, Secretary and Treasurer

 Date: November 19, 2014

EXHIBIT INDEX

Exhibit Number	Description

10.01
Purchase Agreement dated November 17, 2014, between LGI Homes, Inc. and Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, as representatives of the several Initial Purchasers listed in Schedule 1 thereto.

99.1        Press Release of LGI Homes dated November 17, 2014, announcing the offering of the Notes.
99.2        Press Release of LGI Homes dated November 17, 2014, announcing the pricing of the Notes.